Execution Version

Exhibit 10.20

FIRST AMENDMENT TO
FINANCING AGREEMENT

FIRST AMENDMENT, dated as of July 27, 2021 (this “Amendment”), to the Financing Agreement, dated as of April 19, 2021 (as amended, restated, supplemented or otherwise modified, the “Financing Agreement”), by and among Xponential Intermediate Holdings, LLC, a Delaware limited liability company (the “Parent”), Xponential Fitness LLC, a Delaware limited liability company (“XF”), each Subsidiary (as defined therein) of Parent listed as a “Borrower” on the signature pages hereto (together with XF and each other Person that executes a joinder agreement and becomes a “Borrower” thereunder, each a “Borrower” and collectively, the “Borrowers”), each other Subsidiary of Parent listed as a “Guarantor” on the signature pages thereto (together with Parent and each other Person that executes a joinder agreement and becomes a “Guarantor” thereunder or otherwise guaranties all or any part of the Obligations (as defined therein), each a “Guarantor” and collectively, the “Guarantors”), the lenders from time to time party thereto (each a “Lender” and collectively, the “Lenders”), Wilmington Trust, National Association (“Wilmington Trust”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns, the “Collateral Agent”) and Wilmington Trust, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”). All terms used herein that are defined in the Financing Agreement and not otherwise defined herein shall have the meanings assigned to them in the Financing Agreement (as amended hereby).

WHEREAS, the Loan Parties have requested that the Agents and the Lenders amend the Financing Agreement in certain respects, and the Agents and the Lenders are agreeable to such request, on and subject to the terms and conditions set forth herein; and

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.
Amendments to Financing Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 3 hereof, the Financing Agreement is hereby amended as follows:
(a)
Section 1.01 of the Financing Agreement is hereby amended to replace the definition of “Affiliate” with the following:

““Affiliate” means, with respect to any Person, any other Person that directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the Equity Interests having ordinary voting power for the election of members of the Board of Directors of such Person or (b) direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Notwithstanding anything herein to the contrary, in no event shall: (i) any Agent or any Lender be considered an “Affiliate” of any Loan Party or (ii)

any Agent or any Lender be considered an “Affiliate” of the Sponsor solely as a result of its ownership of the PubCo Convertible Preferred or any shares of common stock of PubCo issuable upon conversion of the PubCo Convertible Preferred.”

(b)
The last sentence of Section 2.06(b) of the Financing Agreement is hereby amended and restated in its entirety as follows:

“In connection with an initial public offering of Equity Interests of the Parent or any direct or indirect parent company of the Parent, including PubCo (such initial public offering, an “IPO”): (a) in connection with the first $60,000,000 of principal amount of Term Loans prepaid (including for the avoidance of doubt, prepayments made pursuant to Section 2.05(c)(x)) with the proceeds of, and substantially concurrently with the consummation of, such IPO, no Applicable Prepayment Premium shall be due and owing, (b) in connection with the next $65,000,000 of principal amount of Term Loans prepaid (i.e., the amount prepaid in excess of $60,000,000 of principal up to an aggregate principal prepayment amount of $125,000,000) (such aggregate principal amount, the “Excess IPO Prepayment Amount”) with the proceeds of and substantially concurrently with the consummation of, such IPO or the proceeds of and substantially concurrently with the consummation of, the PubCo Convertible Preferred, an amount equal to 0.75% of such Excess IPO Prepayment Amount shall be due and owing and (c) in connection with any Term Loans in excess of $125,000,000 of principal amount prepaid with the proceeds of such IPO or the proceeds of the PubCo Convertible Preferred, the Applicable Prepayment Premium shall be due and owing with respect to such excess amount.”

(c)
Section 7.02(h) of the Financing Agreement is hereby amended to insert the below clause (J) after clause (I) thereof:

“(J) Subsidiaries of the Parent may make distributions to Parent, which Parent shall promptly distribute, or cause to be distributed, to Xponential Fitness, Inc. (“PubCo”), for the payment of, and in amounts not to exceed the amounts required to be paid in respect of the Series A Convertible Preferred Stock or Series A-1 Convertible Preferred Stock (the “PubCo Convertible Preferred”), including (1) Preferential Coupons (as defined in each Certificate of Designations governing the PubCo Convertible Preferred), including any paid in cash and (2) any amounts due upon redemptions of the PubCo Convertible Preferred in accordance with the terms of the Certificates of Designations governing such PubCo Convertible Preferred.

2.
Representations and Warranties. Each Loan Party hereby jointly and severally represents and warrants to the Agents and the Lenders, as of the date hereof, as follows:

(a)
Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Article VI of the Financing Agreement and in each other Loan Document, certificate or other writing delivered by or on behalf of any Loan Party to any Secured Party pursuant thereto on or prior to the First Amendment Effective Date are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such date as though made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date (in which case such representation or warranty shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date), and no Default or Event of Default has occurred and is continuing as of the First Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms.
(b)
Authorization; Enforceability. The execution and delivery of this Amendment by each Loan Party, and the performance of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable Requirement of Law or (C) any Contractual Obligation binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document) upon or with respect to any of its properties other than any such Lien that constitutes a Permitted Lien, and (iv) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties except, in the case of clauses (ii)(B), (ii)(C) and (iv), as could not reasonably be expected to have a Material Adverse Effect. This Amendment constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity.
3.
Conditions Precedent to Effectiveness. This Amendment shall become effective upon satisfaction in full, in a manner reasonably satisfactory to the Agents, or waiver by the Agents, of the following conditions precedent (the first date upon which all such conditions shall have been satisfied (or waived) being herein called the “First Amendment Effective Date”):
(a)
Payment of Fees, Etc. The Borrower shall have paid (or caused to be paid), on or before the First Amendment Effective Date, all fees, costs and expenses then due and payable, if any, pursuant to Section 2.06 or 12.04 of the Financing Agreement.
(b)
Delivery of Documents. The Agents shall have received this Amendment, in form and substance satisfactory to the Lenders, duly executed by the Loan Parties, each Agent and all Lenders.

4.
Continued Effectiveness of the Financing Agreement and Other Loan Documents. Each Loan Party hereby (i) acknowledges and consents to this Amendment, (ii) confirms and agrees that the Financing Agreement and each other Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the First Amendment Effective Date all references in the Financing Agreement or any other Loan Document to “Financing Agreement”, the “Agreement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (iii) confirms and agrees that to the extent that the Financing Agreement or any such other Loan Document purports to assign or pledge to the Collateral Agent for the benefit of the Lenders, or to grant to the Collateral Agent for the benefit of the Lenders a security interest in or Lien on, any Collateral as security for the Obligations or Guaranteed Obligations, as the case may be, of any Loan Party from time to time existing in respect of the Financing Agreement (as amended hereby) and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects as of the date hereof. This Amendment does not and shall not affect any of the obligations of any Loan Party, other than as expressly provided herein, including, without limitation, the Borrower’s obligation to repay the Loans in accordance with the terms of Financing Agreement, or the obligations of any other Loan Party under any Loan Document to which it is a party, all of which obligations shall remain in full force and effect. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents or any Lender under the Financing Agreement or any other Loan Document, nor constitute a waiver of any provision of the Financing Agreement or any other Loan Document.
5.
Reaffirmation of Loan Parties. Each Loan Party hereby reaffirms its obligations under the Financing Agreement and each other Loan Document to which it is a party as of the date hereof. Each Loan Party hereby further ratifies and reaffirms as of the date hereof the validity and enforceability of all of the Liens and security interests heretofore granted by it, pursuant to and in connection with the Financing Agreement or any other Loan Document to the Agents, on behalf and for the benefit of the Agents and each Lender, as collateral security for the obligations under the Financing Agreement and the other Loan Documents in accordance with their respective terms, and acknowledges that all of such liens and security interests, and all collateral heretofore pledged by it as security for such obligations, continues to be and remain collateral for such obligations. Although each of the Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, each of the Guarantors understands that the Agents and the Lenders shall have no obligation to inform the Guarantors of such matters in the future or to seek the Guarantors’ acknowledgement or agreement to future amendments, waivers, or modifications, and nothing herein shall create such a duty.
6.
Miscellaneous.
(a)
This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party may request in writing that parties delivering an executed counterpart of this Amendment by electronic mail also deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
(b)
Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.
(c)
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.
(d)
This Amendment constitutes a “Loan Document” under the Financing Agreement.
(e)
Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.
(f)
The Borrower will pay (or cause to be paid) promptly upon receipt of a reasonably detailed invoice therefor, all reasonable and documented out-of-pocket fees, costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment in accordance with and pursuant to Section 12.04 of the Financing Agreement, including, without limitation, reasonable and documented fees, costs and expenses of Latham & Watkins LLP, counsel to the Collateral Agent.
(g)
By its execution hereof, each of the Lenders party hereto, constituting all Lenders party to the Financing Agreement, hereby (i) authorize and direct each Agent to execute and deliver this Amendment and (ii) acknowledge and agree that (x) the authorization and direction in this Section 6(g) constitutes an authorization and direction from the Lenders under the provisions of Article X of the Financing Agreement and (y) Article IX (including, for the avoidance of doubt, Sections 10.03 and 10.05 thereof) of the Financing Agreement shall apply to any and all actions taken by either Agent in accordance with such direction.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWER:

XPONENTIAL FITNESS LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

GUARANTORS:

XPONENTIAL INTERMEDIATE HOLDINGS, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CLUB PILATES FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR HOLDCO, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR FRANCHISING, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

CYCLEBAR WORLDWIDE INC.

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRETCH LAB FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

ROW HOUSE FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

YOGA SIX FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

AKT FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

PB FRANCHISING, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

STRIDE FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

XPONENTIAL FITNESS BRANDS
INTERNATIONAL, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

RUMBLE FRANCHISE, LLC

By: /s/ John Meloun
Name: John Meloun
Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND
COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Administrative Agent and Collateral Agent

By: /s/ Joseph B. Feil
Name: Joseph B. Feil
Title: Vice President

LENDERS:

MSD XPO PARTNERS, LLC

By: /s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

MSD PCOF Partners XXXIX, LLC

By: /s/ Kenneth Gerold
Name: Kenneth Gerold
Title: Authorized Signatory

DESALKIV CAYMAN C-2, LTD.

By: /s/ Marianna Fassinotti
Name: Marianna Fassinotti
Title: Authorized Signatory

CORBIN OPPORTUNITY FUND, LP

By: Redwood Capital Management, LLC,
as its sub-advisor

By: /s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

REDWOOD OPPORTUNITY MASTER FUND, LTD.

By: Redwood Capital Management, LLC,
its Investment Manager

By: /s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO

REDWOOD MASTER FUND, LTD.

By: Redwood Capital Management, LLC,
its Investment Manager

By: /s/ Sean Sauler
Name: Sean Sauler
Title: Deputy CEO